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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: JULY 27, 2004


                         RTI INTERNATIONAL METALS, INC.

             (Exact name of registrant as specified in its charter)


             Ohio                        1-14437                52-2115953
        (State or Other                (Commission            (IRS Employer
Jurisdiction of incorporation)         File Number)       Identification Number)


                               1000 WARREN AVENUE
                               NILES, OHIO, 44446

                    (Address of Principal Executive Offices)


                                 (330) 544-7700

              (Registrant's Telephone Number, including Area Code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

The following exhibit is filed with this report on Form 8-K:

Exhibit No.      Description
-----------      -----------
99.1             Press release announcing earnings for the quarter ending
                 June 30, 2004 issued July 26, 2004.


ITEM 9.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information contained in this Item 9 is being furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition," in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 26, 2004, RTI International Metals, Inc. (the "Company") issued a press release reporting the financial results of the Company for the quarter ended June 30, 2004. A copy of the press release is attached to this report as Exhibit
99.1 and incorporated herein by reference.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RTI INTERNATIONAL METALS, INC.

                                        By: /s/ Lawrence W. Jacobs
                                            -----------------------------------
                                            Name:  Lawrence W. Jacobs
                                            Title:  Vice President and
                                                    Chief Financial Officer


Date: July 27, 2004


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                                  EXHIBIT INDEX

Number      Description                                   Method of Filing
------      -----------                                   ----------------

99.1        Press release dated July 26, 2004             Filed herewith